SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 28, 2003
                                                          --------------




                        Sweetwater Financial Group, Inc.
                        --------------------------------
                            (Exact name of registrant
                          as specified in its charter)




    Georgia                       333-53536                    58-2531498
 ------------------------------------------------------------------------------
(State or other                 (Commission                  (I.R.S. Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)




                3270 Florence Road, Powder Springs, Georgia 30127
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (770) 943-1400
                                                            --------------




                                 Not Applicable
                               -----------------
         (Former name or former address, if changed since last report.)

                                Explanatory Note

The Certification adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto. It was also filed on March 28, 2003 via Edgar and tagged as "correspondence" to the original Form 10-KSB for the period ended December 31, 2002. This Form 8-K filing is duplicative of the 906 Certification made by the company on March 28, 2003.



Item 9.  Regulation FD Disclosure.

         On March 28, 2003, the Chief Executive Officer, Kenneth L. Barber, and the Chief Financial Officer, Philip Ekern, each furnished to the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this report as Exhibit 99.1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SWEETWATER FINANCIAL GROUP, INC.



                                       By:   /s/ Kenneth L. Barber
                                          -------------------------------------
                                          Name:    Kenneth L. Barber
                                          Title:   Chief Executive Officer

Dated: April 17, 2003

                                  EXHIBIT INDEX

Exhibit Number             Description

99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.